UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 14, 2009

ZEVOTEK, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-137210	05-0630427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

134 Cedar Street, Nutley NJ		07110
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(973) 667-4026

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.03   Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On October 14, 2009, we filed an amendment to our certificate of incorporation with the Delaware Secretary of State to: increase the Corporation’s authorized common stock from 1,000,000,000 shares to 5,000,000,000 shares. This amendment was unanimously approved by our board of directors and by a majority of our stockholders by written consent.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

Exhibits.

4.1    Certificate of Amendment to Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEVOTEK, INC. (Registrant)

Date: October 16, 2009	By:	Adam Engel
Adam Engel, President and Chief Executive Officer